For Release: May 4, 2005 Contact: Lisa Razo (802) 865-1838

Merchants Bancshares, Inc. Announces 2005 First Quarter Results

SOUTH BURLINGTON, VT - Merchants Bancshares, Inc. (NASDAQ: MBVT), the parent company of Merchants Bank, today announced net income of $2.90 million, or diluted earnings of 46 cents per share, for the quarter ended March 31, 2005. This compares with net income of $2.82 million, or diluted earnings per share of 45 cents for the quarter ended March 31, 2004. The return on average assets was 1.11% and the return on average equity was 17.68% for the first quarter of 2005, compared to 1.14% and 12.88%, respectively, for the first quarter of 2004. Merchants declared a dividend on April 21, 2005, of 27 cents per share payable May 19, 2005, to shareholders of record as of May 5, 2005. For more information on the quarter please refer to Merchants' quarterly Form 10-Q, which was filed today and is available on the SEC website at www.sec.gov.

Mr. Joseph Boutin, President and Chief Executive Officer, Mr. Michael Tuttle, Chief Operating Officer and Ms. Janet Spitler, Chief Financial Officer, will host a conference call to discuss these earnings results at 9:00 a.m. Eastern Standard Time on Monday May 9, 2005. Interested parties may participate in the conference call by dialing (800) 230-1085; the title of the call is Earnings Release Conference Call for Merchants Bancshares, Inc. Participants are asked to call a few minutes prior to the conference in order to register. A replay will be available through Monday May 16, 2005. The U.S. replay dial-in number is (800) 475-6701. The replay access code is 750848.

The mission of Merchants Bank is to provide best-in-class community banking services in the state of Vermont. This commitment is fulfilled through a community, branch-based system that includes 35 bank offices throughout Vermont, employees dedicated to quality customer service, and innovative banking products such as Free Checking for Life® , MoneyLYNX® money market accounts, and CommerceLYNX® business banking products. Merchants Bank also includes a trust and investment division, known as Merchants Trust Company, serving individuals and institutions. For more information about Merchants Bank visit our website at www.mbvt.com. Merchants' stock is traded on the NASDAQ National Market system under the symbol MBVT. Member FDIC.

Some of the statements contained in this press release constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements reflect Merchants' current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause Merchants' actual results to differ significantly from those expressed in any forward-looking statement. Forward-looking statements should not be relied on since they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond Merchants' control and which could materially affect actual results. The factors that could cause actual results to differ materially from current expectations include changes in general economic conditions in Vermont, changes in interest rates, changes in competitive product and pricing pressures among financial institutions within Merchants' markets, and changes in the financial condition of Merchants' borrowers. The forward-looking statements contained herein represent

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Merchants' judgment as of the date of this report, and Merchants cautions readers not to place undue reliance on such statements. For further information, please refer to Merchants' reports filed with the Securities and Exchange Commission.

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Merchants Bancshares, Inc. Financial Highlights For the period ended March 31, 2005 (In thousands except share and per share data)

	03/31/05	12/31/04	03/31/04	12/31/03
Balance Sheets - Period End
Total assets	$1,065,035	$1,032,405	$960,068	$969,902
Loans	585,750	584,332	573,977	568,997
Allowance for loan losses ("ALL")	7,477	7,512	7,962	7,954
Net loans	578,273	576,820	566,015	561,043
Investment securities	409,266	376,547	327,589	340,337
Other assets	77,496	79,038	66,464	68,522
Deposits	833,333	834,164	801,808	808,083
Short-term borrowings	50,931	57,374	31,078	57,058
Long-term debt	86,878	49,757	36,368	6,618
Junior subordinated debentures issued to
Unconsolidated subsidiary trust	20,619	20,619	--	--
Other liabilities	9,895	5,307	10,986	11,830
Shareholders' equity	63,379	65,184	89,828	86,313
Balance Sheets - Quarter-to-Date Averages
Total assets	$1,044,327	$1,041,944	$990,749	$965,247
Loans	578,582	586,268	567,250	564,421
Allowance for loan losses	7,518	7,862	7,958	8,032
Net loans	571,064	578,406	559,292	556,389
Investment securities, including Federal Home
Loan Bank stock	403,912	391,967	361,805	338,042
Federal funds sold, securities purchased
under agreements to resell, and interest
bearing deposits with banks	114	433	1,680	1,398
Other assets	69,237	71,138	67,972	69,418
Deposits	827,463	844,958	801,727	804,694
Short-term borrowings	52,181	45,652	73,260	57,962
Long-term debt	68,750	52,157	14,717	6,482
Junior subordinated debentures issued to
Unconsolidated subsidiary trust	20,619	3,214	--	--
Other liabilities	9,727	14,113	13,476	10,571
Shareholders' Equity	65,587	81,850	87,569	85,538
Interest earning assets	982,608	978,668	930,735	903,861
Interest bearing liabilities	853,194	822,601	783,713	760,812
Ratios and Supplemental Information
Book value per share	$10.03	$10.39	$14.45	$13.93
Tier I leverage ratio	8.22%	8.06%	8.64%	8.70%
Period end common shares outstanding	6,319,411	6,243,710	6,218,052	6,196,053
Credit Quality - Period End
Nonperforming loans ("NPLs")	$3,720	$3,336	$996	$2,212
Nonperforming assets ("NPAs")	3,720	3,336	996	2,212
NPLs as a percent of total loans	0.64%	0.57%	0.17%	0.39%
NPAs as a percent of total assets	0.35%	0.32%	0.10%	0.23%
ALL as a percent of NPLs	201%	225%	799%	360%

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	For the Three Months Ended
	March 31, 2005	March 31, 2004	December 31, 2004

Operating Results
Interest income
Interest and fees on loans	$8,556	$8,040	$8,454
Interest and dividends on investments	4,222	3,599	3,822
Total interest income	12,778	11,639	12,276
Interest expense
Deposits	1,651	1,579	1,552
Short-term borrowings	351	204	235
Long-term debt	762	76	382
Total interest expense	2,764	1,859	2,169
Net interest income	10,014	9,780	10,107
Provision for loan losses	--	--	--
Net interest income after provision for loan losses	10,014	9,780	10,107
Noninterest income
Trust Company income	421	378	407
Service charges on deposits	1,076	1,147	1,195
Gain (loss) on sale of investments, net	61	63	53
Other noninterest income	626	563	675
Total noninterest income	2,184	2,151	2,330
Noninterest expense
Salaries and employee benefits	4,006	3,935	3,998
Occupancy and equipment expenses	1,618	1,510	1,569
Legal and professional fees	425	423	403
Marketing expenses	348	382	357
Equity in losses of real estate limited partnerships	430	413	450
Other noninterest expense	1,559	1,514	1,353
Total noninterest expense	8,386	8,177	8,130
Income before income taxes	3,812	3,754	4,307
Income taxes	912	934	1,114
Net income	$2,900	$2,820	$3,193
Ratios and Supplemental Information
Weighted average common shares outstanding	6,320,850	6,210,260	6,241,720
Weighted average diluted shares outstanding	6,365,110	6,281,158	6,313,140
Basic earnings per common share	$0.46	$0.45	$0.51
Diluted earnings per common share	0.46	0.45	0.51
Return on average assets	1.11%	1.14%	1.23%
Return on average shareholders' equity	17.68%	12.88%	15.60%
Net interest rate spread	3.97%	4.08%	3.94%
Net interest margin	4.14%	4.23%	4.11%
Efficiency ratio (1)	62.94%	62.79%	59.40%

(1)

The efficiency ratio excludes amortization of intangibles, equity in losses of real estate limited partnerships, OREO expenses, gain/loss on sales of securities, state franchise taxes, and any significant nonrecurring items.

Note:	As of March 31, 2005, the Bank had off-balance sheet liabilities in the form of standby letters of credit to customers in the amount of $9.1 million.

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